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                                                                   EXHIBIT 10.80


                               BANK LOAN - 2/1/99
                                  1ST AMENDMENT



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                               FIRST AMENDMENT TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


               This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of February 1, 1999, is entered into by and among The Sports Club Company, Inc., The Spectrum Club Company, Inc., Pontius Realty, Inc., Sports Club, Inc. of California, Irvine Sports Club, Inc., the SportsMed Company, Inc., formerly HealthFitness Organization of America, Inc., L.A./Irvine Sports clubs, Ltd., Talla New York, Inc., SCC Sports Club, Inc., Spectrum Club/Anaheim Hills, Inc. and Green valley Spectrum club, Inc. (collectively, the "Borrowers"), Comerica Bank-California ("Comerica") and Comerica Bank-California as Agent under, and as defined in, that certain Third Amended and Restated Loan Agreement dated as of February 1, 1999 among the Borrowers, Comerica, and the Agent (the "Loan Agreement"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings provided in the Loan Agreement.

RECITAL

               The Borrowers have requested that the Loan Agreement, as in effect on the date of this Amendment, be amended in the respect set forth below, and Comerica and the Agent have agreed so to amend the Loan Agreement.

               NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Section 1. Amendment. The Loan Agreement shall be amended to delete the definition of "Qualified Stock Repurchase" currently set forth therein in its entirety and to replace it with the following definition:

               "Qualified Stock Repurchase" means the common stock repurchase program instituted in April, 1998; provided that the aggregate amount expended in repurchasing common stock of SCC, Inc. shall not exceed $10,800,000."

        Section 2. Effectiveness. This Amendment shall become effective immediately upon its execution by each of the parties hereto, with retroactive effect to February 1, 1999.

        Section 3. The Borrowers' Representations and Warranties. In order to induce Comerica and the Agent to enter into this Amendment and to amend the Loan Agreement in the manner


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provided in this Amendment, the Borrowers represent and warrant to Comerica and the Agent as follows:

        (a) Corporate Power and Authority. Each Borrower has all necessary corporate power and authority to execute, deliver and enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement, as amended by this Amendment (the "Amended Agreement"). The execution, delivery and performance by each of the Borrowers of the Amended Agreement have been duly authorized by all necessary corporate action on its part. This Amendment has been duly and validly executed and delivered by each of the Borrowers and constitutes its legal, valid and binding obligation, enforceable against each of the Borrowers in accordance with its terms.


        (b) Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action of each of the Borrowers, and this Amendment has been duly executed and delivered by each of the Borrowers.

        (c) Enforceability. The Amended Agreement constitutes the legal, valid and binding obligations of each of the Borrowers, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general.

        (d) No Breach. Neither the execution and delivery of this Amendment nor the performance by each of the Borrowers of the Amended Agreement will conflict with or result in a breach of , or require any consent under, the constitutional documents of any Borrower, or any applicable governmental rule or any agreement or instrument to which any Borrower is a party or by which it or any of its property is bound or to which it is subject, or constitute a default under, or result in the acceleration or mandatory prepayment of, any indebtedness evidenced by or termination of any such agreement or instrument, or result in the creation or imposition of any lien upon any property of any Borrower pursuant to the terms of any such agreement or instrument.

        (e) Existing Representations and Warranties. Each representation and warranty made by the Borrowers in the Loan Agreement is true and correct on and as of the date of this Amendment as though made on the date hereof, except to the extent that such representations and warranties relate solely to an earlier date.

        Section 4. Miscellaneous.






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        (a) Reference to and Effect on the Loan Agreement and Loan Documents.

                (i) Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Comerica under, the Loan Agreement or any of the other Loan Documents.

                (iii) Upon the condition precedent set forth in Section 2 of this Amendment being satisfied, this Amendment shall be construed as one with the Loan Agreement, and the Loan Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

        (b) Execution in Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.

        (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the state of California.

                IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


                                 COMERICA BANK - CALIFORNIA
                                 a California banking corporation


                                 By:     /s/ Joseph Yurosek
                                    -----------------------------------
                                         Joseph Yurosek
                                 Its:    Vice President





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                                 COMERICA BANK - CALIFORNIA
                                 a California banking corporation, as Agent


                                 By:     /s/ Joseph Yurosek
                                    -------------------------------------------
                                         Joseph Yurosek
                                 Its:    Vice President





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BORROWERS:

THE SPORTS CLUB COMPANY, INC.,                     THE SPECTRUM CLUB COMPANY, INC.,
a Delaware corporation                             a California corporation


By:      /s/ Timothy O'Brien                       By:    /s/ Timothy O'Brien
   ---------------------------------------            -------------------------------------
         Timothy O'Brien                                  Timothy O'Brien
Its:     Chief Financial Officer                   Its:   Chief Financial Officer


PONTIUS REALTY, INC.,                              L.A./IRVINE SPORTS CLUB, LTD.,
a California corporation                           a California limited partnership

                                                   By:    /s/ Timothy O'Brien
                                                      -------------------------------------
By:      /s/ Timothy O'Brien                              Timothy O'Brien
   ---------------------------------------
         Timothy O'Brien
Its:     Chief Financial Officer                   By:    /s/ Timothy O'Brien
                                                      -------------------------------------
                                                          Timothy O'Brien
                                                   Its:   Chief Financial Officer

SPORTS CLUB, INC. OF CALIFORNIA,                   TALLA NEW YORK, INC.,
a California corporation                           a New York corporation


By:      /s/ Timothy O'Brien                       By:    /s/ Timothy O'Brien
   ---------------------------------------            -------------------------------------
         Timothy O'Brien                                  Timothy O'Brien
Its:     Chief Financial Officer                   Its:   Chief Financial Officer


IRVINE SPORTS CLUB, INC.,                          GREEN VALLEY SPECTRUM CLUB, INC.,
a California corporation                           a Nevada corporation


By:      /s/ Timothy O'Brien                       By:    /s/ Timothy O'Brien
   ---------------------------------------            ------------------------------------
         Timothy O'Brien                                  Timothy O'Brien
Its:     Chief Financial Officer                   Its:   Chief Financial Officer


THE SPORTSMED COMPANY, INC.,                       SPECTRUM CLUB/ANAHEIM HILLS, INC.,



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
a California corporation                          a California corporation



By:      /s/ Timothy O'Brien                       By:    /s/ Timothy O'Brien
   ---------------------------------------            ------------------------------------
         Timothy O'Brien                                  Timothy O'Brien
Its:     Chief Financial Officer                   Its:   Chief Financial Officer


SCC SPORTS CLUB, INC.,
a Texas corporation


By:      /s/ Timothy O'Brien
   ---------------------------------------
         Timothy O'Brien
Its:     Chief Financial Officer







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